SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 18, 2000


                            QUAD SYSTEMS CORPORATION
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              (Exact name of registrant as specified in its charter)

                 Delaware                 0-21504             23-2180139
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      (State or other jurisdiction      (Commission         (IRS Employer
            of incorporation)           File Number)      Identification No.)



       2405 Maryland Road, Willow Grove, Pennsylvania       19090
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          (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code    (215) 657-6202
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          (Former name or former address, if changes since last report)


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Item 3. Bankruptcy or Receivership

     On December 18, 2000, the Registrant, Quad Systems Corporation ("Quad"), filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Eastern District of Pennsylvania, in Philadelphia (the "Court"). The case was assigned to Judge Bruce I. Fox of the Court for initial proceedings (case no. 00-35667BIF) (the "Chapter 11 Case").

     Quad continues to maintain its assets, operate its businesses and manage its affairs as a debtor-in-possession pursuant to the Chapter 11 Case and the jurisdiction of the Court.

     On December 18, 2000, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

               Exhibit 99 Press Release, Dated December 18, 2000.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUAD SYSTEMS CORPORATION


Dated:  December 18, 2000              By: /S/ Anthony R. Drury
                                           -----------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)


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                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
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99            Press Release, dated December 18, 2000